                                                                 EXHIBIT 10.3(d)


                           REBATE AND MARKETING FUND
                      ADDENDUM TO THE 1995/1996 MICROSOFT
                               CHANNEL AGREEMENT
                             (JULY-DECEMBER, 1995)

This Addendum ("Addendum") entered into as of the 1st day of July, 1995, supplements that certain Microsoft 1995/1996 Channel Agreement ("Agreement") between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way Redmond, WA 98052 and SOFTWARE SPECTRUM, INC. ("CUSTOMER") having its principal place of business at 2140 Merritt Drive, Garland, TX 75041. The Agreement is hereby supplemented as follows:

1.       PURPOSE

The purpose of this Addendum is to set forth the framework by which CUSTOMER may earn Rebates and Marketing Funds.

2.       TERM AND TERMINATION

This Addendum shall be effective as of the date indicated above, and shall expire on December 31, 1995. Either party may terminate this Addendum, with or without cause, upon thirty (30) days prior written notice. This Addendum is not valid unless both MS and CUSTOMER have executed a Microsoft 1995/1996 Channel Agreement, and the Addendum to The Microsoft 1995/1996 Channel Agreement (Appointment As a Direct Reseller).

3.       DEFINITIONS

For purposes of this Addendum, capitalized terms not otherwise defined herein, shall have the same definitions as set forth in the Agreement. Additional capitalized terms included in this Addendum are as defined in Schedule A attached hereto.

4.       REBATES

CUSTOMER is eligible to receive up to a    *       Rebate on its Qualified
Sales made during the Rebate and Marketing Fund Period. The Rebate shall be paid provided CUSTOMER complies with the Rebate Program Guidelines outlined in Schedule B. Notwithstanding such Rebate Program Guidelines, MS may, at its sole discretion, pay all or any portion of the Rebate prior to the end of the Rebate and Marketing Fund Period. The Rebate so paid may be adjusted subsequently based upon compliance with the Rebate Program Guidelines.

5.       MARKETING FUNDS

         5.1     BASE LEVEL FUNDS

MS hereby grants to CUSTOMER the use of Marketing Funds calculated monthly by the total number of each Product CUSTOMER purchased from MS multiplied by each Product's respective Marketing Fund Accrual rate as outlined in Schedule C attached hereto. MS reserves the right to modify Schedule C at anytime without notice. Marketing Funds accrue monthly and shall expire on February 29, 1996.

Marketing Funds shall not begin accruing until both CUSTOMER and MS have executed this Addendum. Should CUSTOMER fail to execute, or should MS be unable to execute this Addendum by July l, 1995, for each full month after July 1, 1995, in which this Addendum is not executed, CUSTOMER shall not receive such month's Marketing Fund accrual.


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.




               Microsoft Confidential - Disclosure Prohibited

         5.2     OPPORTUNITY FUNDS

Periodically, MS may allow CUSTOMER to participate in other MS programs in which CUSTOMER shall receive additional Marketing Funds.

         5.3     GUIDELINES FOR MARKETING FUND USE

MS shall provide CUSTOMER with a guideline of activities which MS sees as a priority for spending the funds. The Microsoft Reseller Marketing Fund Guidelines is attached hereto as Schedule D.

         5.4     MARKETING FUND AUDIT

During the term of this Agreement and for a period of two (2) years following its termination, MS may audit the applicable records and operations of CUSTOMER as is reasonable to verity CUSTOMER'S use of Base Level Marketing Funds and Opportunity Funds. Any audit will be conducted during CUSTOMER's normal business hours in such a manner as not to unreasonably interfere with CUSTOMER'S normal business activities. Should such audit disclose material discrepancies, audit expenses shall be paid by CUSTOMER. For purposes of this Addendum, "material discrepancies" shall mean ten thousand U.S. dollars (US $10,000) or more.

If the results of such audit show that CUSTOMER used Marketing Funds in any manner other than is authorized under this Addendum, MS shall be entitled to recover from CUSTOMER any and all Marketing Funds so used, in additional to any other remedies available to MS under law or equity plus injunctive relief and/or any other damages as may be permitted by law.

   5.5     MARKETING FUND REIMBURSEMENT POLICY FOR MICROSOFT(R) WINDOWS(R) 95

CUSTOMER agrees to abide by the Marketing Fund Reimbursement Guidelines, attached hereto as Schedule G, and as revised from time to time by MS.

6.       REPORTING REQUIREMENTS

CUSTOMER shall submit reports to MS as outlined in CUSTOMER'S Rebate Program Guidelines, and in Schedule F attached hereto in accordance with the EDI Implementation Guide attached hereto as Schedule E. Failure by CUSTOMER to comply with the terms of the Guidelines shall result in CUSTOMER's loss of its monthly Compliance Rebate total for each month reporting is non-compliant.

IN WITNESS WHEREOF, the parties have signed this Addendum on the date indicated below. This Addendum is hereby made part of the Agreement. All terms and conditions of the Agreement not supplemented herein shall remain in full force and effect. This Addendum is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                       AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION ("MS"):                   SOFTWARE SPECTRUM, INC.
                                                ("CUSTOMER"):

By  /s/ JOHAN LIEDGREN                          By /s/ KEITH R. COOGAN
   ---------------------------                    ------------------------------

 Johan Liedgren                                   Keith R. Coogan
------------------------------                  --------------------------------
Name (please print)                             Name (please print)

 Director, Channel Policies                       Vice President of Operations
------------------------------                  --------------------------------
Title                                           Title

   6/27/95                                        June 19, 1995
------------------------------                  --------------------------------
Date                                            Date




Microsoft 1995/1996 Channel Agreement        Software Spectrum, Inc.      Page 2
July - December, 1995, Rebate and
Marketing Fund Addendum

                                   SCHEDULE A

                                  DEFINITIONS

         "AMS REPORTING" (ACCOUNT MANAGEMENT SYSTEMS REPORTING) is defined as a monthly report of CUSTOMER's monthly Sell To sales of all MS Product, reported in the format Attached hereto as Schedule F.

         "ELECTRONIC DATA INTERCHANGE" OR "EDI" is defined as the ANSI-ASCII
X.12 standard, adopted by CompTIA, by which CUSTOMER shall submit sales reporting to MS.

         "INVENTORY REPORTING" is defined as the reporting of Product specific month end inventory. If CUSTOMER has multiple locations, inventory reporting shall be by location, and shall include the name, street address, city, state and zip code for each location.

         "MARKETING FUNDS" is defined as the purchase credit amount accrued by CUSTOMER as a percentage of Qualified Purchases, and used to find CUSTOMER's pre-approved MS marketing activities.

         "MARKETING FUND ACCRUAL" is defined as the dollar amount MS grants CUSTOMER for each Product purchased from MS.

         "MICROSOFT MARKETING FUNDS GUIDELINES" is defined as MS' then current terms and conditions attached hereto as Attachment D, available from the Microsoft Reseller Account Representative, for the use of Marketing Funds.

         "QUALIFIED SALES" is defined as net sales, made during the Rebate and Marketing Fund Period, to CUSTOMER's End User customers as reported to MS in CUSTOMER's normal sales reporting.

         "QUALIFIED PURCHASES" is defined as net purchases made during the Rebate and Marketing Fund Period; provided, however, that Qualified Purchases shall include only those purchases which are shipped to CUSTOMER during the Rebate and Marketing Fund Period, less returns, and credits for which payment in full has been received by MS from CUSTOMER within thirty (30) days after the end of the Rebate and Marketing Fund Period, and shall not include Microsoft Select.

         "REBATE" is defined as the dollar amount paid to CUSTOMER by MS in the form of a purchase credit for achieving of specific rebate program goals and reporting requirements as set forth herein.

         "REBATE AND MARKETING FUND PERIOD" is defined as the six (6) calendar months, from July 1, 1995 through December 31, 1995, during which CUSTOMER shall earn Rebates and Marketing Funds.

         "SALESOUT" OR "SELL THROUGH REPORTING" is defined as the reporting of the number of Product units that CUSTOMER location distributes to its customers.

         "SELL TO" is defined as Product specific (per MS SKU) sales to all End Users.




Microsoft 1995/1996 Channel Agreement        Software Spectrum, Inc.     Page A1
July - December, 1955, Rebate and
Marketing Fund Addendum

                                   SCHEDULE B

                           REBATE PROGRAM GUIDELINES

--------------------------------------------------------------------------------
                            REBATE PROGRAM OVERVIEW
--------------------------------------------------------------------------------

PROGRAMS:        Microsoft offers four rebate programs for the July - December,
1995 Rebate period. Rebate percentages available are listed in the table below. Details on each program are also included in this document.

-----------------------------------------------------------------------------------------------
                                            MAXIMUM PERCENTAGE                     OUTLINED ON
         REBATE INCENTIVE                       AVAILABLE                            PAGE(S)
===============================================================================================
Compliance Program                                                                   B2-B4
-----------------------------------------------------------------------------------------------
Total Sales-out Program                                                              B4-B5
-----------------------------------------------------------------------------------------------
Business Systems Program                           *                                 B5-B6
-----------------------------------------------------------------------------------------------
Win Office and Mac Office Sales-out Program                                          B7-B8
-----------------------------------------------------------------------------------------------
TOTAL
-----------------------------------------------------------------------------------------------

REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a Microsoft purchase credit forty-five (45) days after the end of each quarterly rebate period (i.e. November 15th for July - September, 1995 quarter). Rebates are calculated by multiplying the achieved rebate percentage by the total Qualified Sales for the rebate period. Revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Sales-out goal, but shall not be included in CUSTOMER's final total Qualified Sales for purposes of Rebate payment. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994 will be included in calculating CUSTOMER's achievement towards the sales-out goal and will also be eligible for a Grandfathered rebate. Rebate payment for such Select Enrollment Forms shall be in the form of a purchase credit forty-five (45) days after the end of each quarterly rebate period.

PURCHASES THROUGH DISTRIBUTION: CUSTOMER's purchases through distribution will be subtracted from CUSTOMER's Qualified Sales for purposes of Rebate payment.

PRODUCT AVAILABILITY: If Microsoft is unable to ship a CURRENT VERSION of a product for any ten (10) consecutive business days, CUSTOMER's purchases through distribution of those SKUs will count toward CUSTOMER's Qualified Sales for purchases of Rebate payment.

All copies of eligible purchase orders placed through distribution along with a copy of the Microsoft Stock Out Report must be sent to Microsoft no later than fifteen (15) days following the semester end. Please send purchase order copies and the Microsoft Stock Out Report to the following address:

                                  MICROSOFT CORPORATION
                                  ONE MICROSOFT WAY
                                  BLDG. 22/4051
                                  REDMOND, WA 98052
                                  ATTN: KRISTIN WEEBER, REBATE SPECIALIST

COMPLIANCE REBATE PAYMENT: The Microsoft Compliance Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Compliance Rebate criteria
in a given month, CUSTOMER will be entitled to   *    of that month's
total Qualified Sales. The rebate payment will be made forty-five (45) days after the end of each quarterly rebate period.

ANY ISSUES REGARDING REBATES SHOULD BE SENT IN WRITING TO KRISTIN WEEBER, REBATE SPECIALIST, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute rebate payment.


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.




Microsoft 1995/1996 Channel Agreement        Software Spectrum, Inc.     Page B1
July - December, 1955, Rebate and
Marketing Fund Addendum

--------------------------------------------------------------------------------
                           COMPLIANCE REBATE PROGRAM
--------------------------------------------------------------------------------


PROGRAM OBJECTIVES: The objective of the Compliance Rebate Program is to provide incentive for CUSTOMER to comply with Microsoft contractual requirements for payments, Street Dates, reporting, and EDI ordering for Select 3.0.

NON-COMPLIANCE: During any given month, failure to comply with any or all of the current compliance criteria will result in the forfeiture of the entire compliance rebate for that month.

1.               MICROSOFT PAYMENT REQUIREMENTS:

Microsoft requires its customers to pay its invoices within terms. In order to maintain compliance, 100% of the gross invoice value for non-Select and 85% of the gross invoice value for Select must be current as of Microsoft's fiscal month-end. Unapplied credits will be excluded from the calculation. Failure to comply with this section will result in the loss of CUSTOMER's Select Compliance Rebate.

2.               MICROSOFT STREET DATE REQUIREMENTS:

From time to time, Microsoft may announce a new product or new versions of an existing product for which Microsoft shall set a Street Date. In order to comply with the Street Date requirements, CUSTOMER shall not:

                 o Ship or deliver the product to any end-user customer prior to the Street Date.
                 o Accept any end user payment for the product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when product is delivered to the end user on or after the Street Date.
                 o Advertise, merchandise, or promote the product to end user customers until it is officially announced by Microsoft. Usually, the product announcement is on the Street Date. If the product announcement is earlier than the Street Date, Microsoft will clearly communicate the announce date to the channel. If product is announced by Microsoft before the Street Date, the product can be advertised, merchandised and/or promoted immediately after such announcement, provided that all such promotions clearly state that the product is not yet available for purchase.
                 o Allow its distribution centers and/or warehouses to distribute, for a period of up to twelve months, a Street Date product to any individual sales office, retail store, or outlet which Microsoft in its sole discretion has determined to be in violation of the Street Date Requirements.

In the event CUSTOMER violates the Street Date for any special products specified in a Microsoft Street Date letter (including, but not limited to Microsoft(R) Windows(R) 95), CUSTOMER shall forfeit up to the entire Compliance Rebate for the six month Rebate period in which the violation occurred.

Should CUSTOMER fail to comply with the Street Date Requirements, Microsoft may also, for a period of up to twelve (12) months, withhold shipments to CUSTOMER of future product until the Street Date of such product.

Should CUSTOMER wish to report a Street Date violation, CUSTOMER may fax a copy of a dated sales receipt to STREET DATE VIOLATIONS AT MICROSOFT AT (206) 936-7329. Once a violation has been reported, Microsoft shall investigate the violation, and take remedial action as appropriate. Please note, in order to confirm a suspected violation, Microsoft must receive a dated sales receipt.

3.       MICROSOFT TRANSACTION REQUIREMENTS

Electronic Data Interchange format ("EDI") transactions are defined as 850/855 EDI transactions. CUSTOMER must place EDI transaction orders at a minimum of once per month per Enrollment Site if product is purchased during said month.

4.       MICROSOFT REPORTING REQUIREMENTS

ALL REPORTS OUTLINED BELOW MUST BE TIMELY, ACCURATE, AND COMPLETE. FOR PURPOSES OF THE MICROSOFT CHANNEL AGREEMENT, "TIMELY" IS DEFINED AS MS RECEIPT OF REPORTING BY THE DUE DATE AND TIME INDICATED, "ACCURATE" IS DEFINED AS THE CORRECT POPULATION OF ALL REPORTING FIELDS, AND "COMPLETE" IS DEFINED AS THE POPULATION OF ALL REQUIRED REPORTING FIELDS.






Microsoft 1995/1996 Channel Agreement        Software Spectrum, Inc.     Page B2
July - December, 1955, Rebate and
Marketing Fund Addendum

FAST TRACK REPORTING

Fast Track Reporting is defined as a weekly report sent to Microsoft via Electronic Data Interchange format ("EDI") of weekly Sales, Inventory, and Internal Market Share. CUSTOMER must make the EDI reports available to MS' EDI mailbox each Monday by 12:00 noon (Pacific time). These reports shall cover the seven-day period ending the prior Friday night. Please refer to the EDI Reporting Guidelines for details on reporting requirements.

Microsoft reserves the right to conduct audits on CUSTOMER's market share data at any time. If the results of the audit show that CUSTOMER is reporting one or more market share categories incorrectly, CUSTOMER must correct the specified categories and provide the corrected back data through the beginning of July, 1994 before CUSTOMER is eligible to receive a compliance rebate.

REPORTING REQUIREMENTS

o Each unit of single license Full Package Product should be reported as one unit. This applies for both Microsoft products and for competitive products.

o Any single Microsoft product that includes multiple licenses should be reported as one unit. Microsoft will then convert the quantity of multiple license units sold to the number of licenses they represent. Examples of these products include MMLP 20 Pack, MMLP 100 Pack, and AE l0 Pack.

o All volume licensing agreements (such as MOLP, Variable Licenses, and Enterprise Licenses) should be reported as one unit for each license sold.

MARKET SHARE REPORTING

The following table outlines the Market Share product categories for EDI reporting. The table also specifies the top competitive products that must be included in the aggregated market share reporting for the Fast Track Rebate Program. All competitive products within a given category must be reported. The products listed below are just examples, not a comprehensive list.

-----------------------------------------------------------------------------------------------------
Category                          Microsoft product                 Competitive products
=====================================================================================================
Windows word processors           Microsoft(R) Word for             WordPerfect(R) for Windows(R)
                                  Windows(R)                        Ami Pro(R) for Windows(R)
-----------------------------------------------------------------------------------------------------
Windows spreadsheets              Microsoft(R) Excel for            1-2-3(R) for Windows(R)
                                  Windows(R)                        Quattro Pro(R) for Windows(R)
-----------------------------------------------------------------------------------------------------
Windows bundles                   Microsoft(R) Office for           Lotus(R) Smartsuite
                                  Windows(R)                        WordPerfect(R)/Borland(R) Office
                                                                    Novell(R) Perfect Office
-----------------------------------------------------------------------------------------------------
Windows Databases                 Microsoft Access(R) for           Paradox(TM) for Windows(R)
                                  Windows(R)                        dBase(R) for Windows(R)
                                  FoxPro(R) for Windows(R)          Approach
                                                                    Superbase(R)
-----------------------------------------------------------------------------------------------------
Mail Servers                      Microsoft(R) Mail                 Lotus(R) cc:Mail(TM)
                                                                    Lotus Notes(R)
                                                                    WordPerfect(R) Office
-----------------------------------------------------------------------------------------------------
Network Operating                 Microsoft(R) Windows              Novell(R) Netware(R) 4.x, 3.x, 2.x
Systems                           NT(TM) Server                     Novell(R) UnixWare
                                                                    OS/Lan Server
                                                                    Banyan(R)
                                                                    SCO(R) Unix
-----------------------------------------------------------------------------------------------------

Accounts are required to report sell-through units and inventory units for each Microsoft SKU, but are required only to report the total license count for competitive product sell-through for each category. All SKUs for these titles should be counted, including full packaged product, upgrades, Microsoft license packs, education, and government SKUs. Please refer to the EDI Reporting Guidelines for details on reporting requirements.




Microsoft 1995/1996 Channel Agreement        Software Spectrum, Inc.     Page B3
July - December, 1955, Rebate and
Marketing Fund Addendum

EXAMPLE: If CUSTOMER sold-through fifty (5O) units of Lotus(R) 1-2-3(R) for Windows(R) and a 20 user MMLP of Quattro Pro(R) for Windows(R) in one week, then CUSTOMER would report a total of seventy (70) licenses for sell-through of competitor's products in the Windows Spreadsheet category.

MBS REPORTING

CUSTOMER must submit MBS reporting by the 10th of each month for the prior month in the format outlined in Schedule D. Reporting shall be transmitted in electronic format and sent via modem to 1-800-831-6316, or on tape or diskette to MS at the following address:

                MICROSOFT CORPORATION
                RESELLER REPORTING GROUP
                BLDG. 8N/2
                ONE MICROSOFT WAY
                REDMOND, WA 98052

Should CUSTOMER provide both monthly MBS reporting and weekly Fast Track reporting on a compliant basis for three (3) consecutive months, MS may at its sole discretion grant a written waiver of CUSTOMER monthly MBS reporting requirements.

--------------------------------------------------------------------------------
                         TOTAL SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------

PROGRAM OBJECTIVE: The objective of the Total Sales-out Rebate Program is to increase the sales of Microsoft products. All license types (Select, Microsoft Open License, Full Package Product, (MLPs) are included in measuring performance against this goal.

REBATE PERCENTAGES: The total possible rebate percentage achievable for the
Total Sales-out Rebate Program is    *    of Qualified Sales for the July -
December, 1995 semester.

GOAL DEFINITIONS: The program goals are based upon the following:

              o CUSTOMER's historical sales-out of Microsoft products by Microsoft product division.
              o        Microsoft's United States total sales-out goals.
              o        CUSTOMER's contribution to Microsoft's historical sales.

REBATE GOALS: CUSTOMER has a first quarter sales-out goal and a total semester sales-out goal. CUSTOMER's performance for the first three months of the July - December, 1995 semester will be measured against the first quarter sales-out goal At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebate earned based on performance against the first quarter goal. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goal. Even if CUSTOMER does not meet 100% of the first quarter goal, CUSTOMER can still achieve 100% of the semester goal provided that the semester goal is met at the end of the six-month period.

CUSTOMER'S Total Sales-out Rebate Program goals are as follows:

                          o       Quarter 1 Goal (July - September, 1995):   *

                          o       Semester Goal (July - December, 1995):     *

SALES-OUT DEFINITIONS/MEASUREMENT: Microsoft Product Sales-out is defined as those Microsoft net product units sold through CUSTOMER's outlet locations. CUSTOMER's full packaged product, Microsoft Open License, and upgrade sales-out units will be measured from the sales-out reported by CUSTOMER to Microsoft. Licensing sales (Select, Microsoft Maintenance) are captured and generated by Microsoft's financial systems and included in total sales-out used to measure product sales-out rebate performance.

Microsoft Select 2.x and 1.x and Microsoft Maintenance revenue credit is granted as Microsoft recognizes the revenue. This occurs when Microsoft has received the customer's license reporting. Following receipt of reporting, Microsoft bills the customer/reseller and simultaneously recognizes the revenue.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.




Microsoft 1995/1996 Channel Agreement        Software Spectrum, Inc.     Page B4
July - December, 1955, Rebate and
Marketing Fund Addendum

PAYMENT: At the end of the semester, CUSTOMER will be paid a sales-out rebate based on performance against the semester goal. If CUSTOMER achieves greater than sixty percent (60%) of the semester sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible sales-out rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of the sales-out rebate goal, CUSTOMER will not have any portion of the sales-out rebate. The purpose of this scale is to offer an incentive for accounts to meet portion of their goal in the event they cannot achieve the full Microsoft sales-out goal.

Although Microsoft pays the sales-out rebate ultimately based on performance against the semester sales-out goal, Microsoft also pays a sales-out rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the rebate after the first quarter to provide incentive for CUSTOMER to focus on sales-out throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the sales-out rebate.

Example: If CUSTOMER has a quarterly sales-out goal of $1,000,000 and a total semester goal $2,500,000 and CUSTOMER sells $800,000 over the first quarter period and $2,600,000 over the entire semester period, CUSTOMER will receive the following rebate payments:

===========================================================================================================================
      PERIOD          GOAL       SELL-THROUGH                      PAYMENT
                                  ACHIEVED
---------------------------------------------------------------------------------------------------------------------------
First Quarter                                           *    eligible rebate =    *    of July - September Qualified Sales.
                            *
---------------------------------------------------------------------------------------------------------------------------
Semester                                                *    eligible rebate =    *    of July-December Qualified Sales
                                                  less first quarter payment. The maximum allowable rebate is    *
===========================================================================================================================

--------------------------------------------------------------------------------
                        BUSINESS SYSTEMS REBATE PROGRAM
--------------------------------------------------------------------------------


PROGRAM OBJECTIVE: The objective of the Microsoft Business Systems Rebate Program is to increase the Microsoft Business Systems revenue as well as to increase the ratio of Microsoft Windows NT Client to Server sales. The Microsoft Business Systems products consist of any license type of the following products: MICROSOFT(R) BACKOFFICE, MICROSOFT(R) EXCHANGE, MICROSOFT(R) MAIL, MICROSOFT(R) SNA SERVER, MICROSOFT(R) SQL SERVER(R), MICROSOFT(R) SYSTEMS MANAGEMENT SERVER, MICROSOFT(R) WINDOWS NT(TM) SERVER, AND MICROSOFT(R) WINDOWS NT(TM) WORKSTATION.

REBATE PERCENTAGES: The total possible rebate percentage achievable for the Business Systems Rebate Program is * of Qualified Sales for the July - December, 1995 semester.

GOAL DEFINITIONS: The program goals are based upon the following:

                 o      Existing Microsoft Business Systems revenue.
                 o      Microsoft's Business Systems revenue goals.
                 o      Microsoft's Windows NT Client to Server Ratio goals.

REBATE GOALS: CUSTOMER must meet a minimum Windows NT Client to Server Ratio of
    * in order to receive any portion of the Business Systems rebate. Performance against the Client to Server goal will be measured against all license types of Microsoft Windows NT including full packaged product, MLPs,
MOLP, and Select license types. Provided that CUSTOMER meets the    *    Client
to Server Ratio, CUSTOMER's achievement against the Business Systems goal will be based on CUSTOMER's performance against the Business Systems revenue goal.


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.




Microsoft 1995/1996 Channel Agreement        Software Spectrum, Inc.     Page B5
July - December, 1955, Rebate and
Marketing Fund Addendum

CUSTOMER has a first quarter rebate goal and a total semester rebate goal. CUSTOMER's performance for the first three months of the July - December, 1995 semester will be measured against the first quarter rebate goal. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebate earned based on performance against the first quarter goal. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goal. Even if CUSTOMER does not meet 100% of the first quarter goal, CUSTOMER can still achieve 100% of the semester goal provided that the semester goal is met at the end of the six-month period.

CUSTOMER's Business Systems Rebate Program goals are as follows:

                 o        Minimum Windows NT Client to Server Ratio of        *

                 o        Quarter l Goal (July - September, 1995):          *

                 o        Semester Goal (July - December, 1995:           *

PAYMENT: As stated earlier, CUSTOMER must attain a    *    Client to Server
ratio of Microsoft Windows NT in order to receive any portion of the Business Systems Rebate. Provided CUSTOMER meets the Client to Server Ratio requirement, CUSTOMER will be paid a Business Systems rebate based on performance against the semester goal at the end of the semester. If CUSTOMER achieves greater than sixty percent (60%) of the semester Business Systems revenue goal and attains a minimum of 10:1 Windows NT Client to Server ratio, CUSTOMER will receive the exact achieved percentage of the eligible Business Systems rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of the Business Systems revenue goal, CUSTOMER will not receive any portion of the Business Systems rebate. The purpose of this scale is to offer an incentive for accounts to meet a portion of their goal in the event they cannot achieve the full Microsoft Business Systems goal.

Although Microsoft pays the rebate ultimately based on performance against the semester goal, Microsoft also pays a rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the rebate after the first quarter to provide incentive for CUSTOMER to focus on the Business Systems rebate program throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the rebate.

Example:
         Goals:
         o       Quarterly Business Systems revenue goal of        $1,000,000
         o       Semester Business Systems revenue goal of         $2,500,000
         o       Minimum Windows NT Client to Server Ratio of       *
         Performance:
         o       Windows NT Client to Server Ratio of               *
         o       Actual Quarter Business Systems revenue is        $  800,000
         o       Actual Semester Business Systems revenue is       $2,600,000

Because CUSTOMER attained the minimum Windows NT Client to Sever Ratio of   * .
CUSTOMER's Business Systems Rebate payment would be as follows:

===============================================================================================================================
   PERIOD            GOAL      SELL THROUGH                                      PAYMENT
                                ACHIEVED
-------------------------------------------------------------------------------------------------------------------------------
First Quarter                                           *        eligible rebate =    *    of July - September Qualified Sales.
-------------------------------------------------------------------------------------------------------------------------------
                         *
Semester                                                *        eligible rebate =    *    of July - December Qualified Sales
                                                   less first quarter payment. The maximum allowable Business
                                                   Systems rebate is     *
===============================================================================================================================


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.




Microsoft 1995/1996 Channel Agreement        Software Spectrum, Inc.     Page B6
July - December, 1955, Rebate and
Marketing Fund Addendum

--------------------------------------------------------------------------------
                        OFFICE SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------


PROGRAM OBJECTIVE: The objective of the Microsoft Office Sales-out Rebate Program is to increase sales and support the efforts of Microsoft Office for Windows Standard and Professional products and Microsoft Office for the Macintosh products. All Microsoft Office license types (Select, Microsoft Open License, Full Package Product, (MLPs) are included in measuring performance against this goal.

REBATE PERCENTAGES: The total possible rebate percentage achievable for Office
Sales-out Rebate Program is    *    of net qualified purchases for July -
December, 1995.

GOAL DEFINITIONS: The program goals are based upon the following:

                 o        CUSTOMER's historical Sales-out of Office.
                 o        Microsoft's North America Office Sales-out goals.
                 o        CUSTOMER's contribution to Microsoft's historical
                          Office sales.

REBATE GOALS: CUSTOMER has a first quarter sales-out goal and a total semester sales-out goal. CUSTOMER's performance for the first three months of the July - December, 1995 semester will be measured against the first quarter sales-out goal. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebate earned based on performance against the first quarter goal. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goal. Even if CUSTOMER does not meet 100% of the first quarter goal, CUSTOMER can still achieve 100% of the semester goal provided that the semester goal is met at the end of the six-month period.

CUSTOMER's Office Sales-out Rebate Program goals are as follows:

         o       Quarter 1 Goal (July - September, 1995):   *
         o       Semester Goal (July - December, 1995):     *

SALES-OUT DEFINITIONS/MEASUREMENT: Microsoft Office Product Sales-out is defined as those Office net product units sold through reseller outlet locations. CUSTOMER's full packaged product and upgrade sales-out units will measured from the sales-out reported by CUSTOMER to Microsoft, which includes MOLP sales. Licensing sales (Select, and Microsoft Maintenance) are captured and generated by Microsoft's financial systems and included in total Sales-out used to measure Office product sales-out rebate performance.

Microsoft Select 2.x and I.x and Microsoft Maintenance revenue credit is granted as Microsoft recognizes the revenue. This occurs when Microsoft has received the customer's license reporting. Following receipt of reporting, Microsoft bills the customer/reseller and simultaneously recognizes the revenue.

PAYMENT: At the end of the semester, CUSTOMER will be paid a sales-out rebate based on performance against the semester goal. If CUSTOMER achieves greater than sixty percent (60%) of the semester sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible sales-out rebate up to one hundred percent (100%) CUSTOMER achieves less than sixty percent (60%) of the sales-out rebate goal, CUSTOMER will not receive any portion of the sales-out rebate. The purpose of this scale is to offer an incentive for accounts to meet a portion of their goal in the event they cannot achieve the full Microsoft sales-out goal.

Although Microsoft pays the sales-out rebate ultimately based on performance against the semester sales-out goal, Microsoft also pays a sales-out rebate at the end of the first quarter based on performance against the first quarter goal. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the sales-out rebate.




*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.



Microsoft 1995/1996 Channel Agreement        Software Spectrum, Inc.     Page B7
July - December, 1955, Rebate and
Marketing Fund Addendum

Example: If CUSTOMER has a quarterly sales-out goal of $1,000,000 and a total semester goal $2,500,000 and CUSTOMER sells $800,000 over the first period and $2,600,000 over the entire semester period, CUSTOMER will receive the following rebate payments:

   --------------------------------------------------------------------------
   PERIOD     GOAL     SELL-THROUGH                 PAYMENT
                         ACHIEVED

    First                                  *  eligible rebate =  * of July -
   Quarter                             September Qualified Purchases.
   ---------         *                 --------------------------------------
   Semester                                *  eligible rebate =  * of July -
                                       December Qualified Purchases less first
                                       quarter payment.  The maximum allowable
                                       rebate is *.
   --------------------------------------------------------------------------





*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


Microsoft 1995/1996 Channel Agreement    Software Spectrum, Inc.         Page B8
July-December, 1995, Rebate and
Marketing Fund Addendum

                                  SCHDULE F

                           SALES REPORTING FORMATS

              SALESOUT, SELL-THROUGH AND INVENTORY REPORT FORMAT


==========================================================================
FIELD            FIELD DESCRIPTION                              MAX SIZE
--------------------------------------------------------------------------
1                Distributor's Customer or Outlet Number        X(20)
--------------------------------------------------------------------------
2                Customer or Outlet Name                        X(40)
--------------------------------------------------------------------------
3                Customer or Outlet Address 1                   X(40)
--------------------------------------------------------------------------
4                Customer or Outlet Address 2                   X(40)
--------------------------------------------------------------------------
5                Customer or Outlet City                        X(40)
--------------------------------------------------------------------------
6                Customer or Outlet State                       X(02)
--------------------------------------------------------------------------
7                Customer or Outlet Zip                         X(10)
--------------------------------------------------------------------------
8                Customer or Outlet Phone                       X(14)
--------------------------------------------------------------------------
9                Distributor Part Number                        X(20)
--------------------------------------------------------------------------
10               Part Description                               X(50)
--------------------------------------------------------------------------
11               Sell-Through Quantity                          9(11)
--------------------------------------------------------------------------
12               Sell-To Quantity                               9(11)
--------------------------------------------------------------------------
13               Ending Inventory Quantity                      9(11)
--------------------------------------------------------------------------
14               Unit Price                                     9(11).99
--------------------------------------------------------------------------
15               Calendar Year Shipped                          X(02)
--------------------------------------------------------------------------
16               Calendar Month Shipped                         X(02)
--------------------------------------------------------------------------




Microsoft 1995/1996 Channel Agreement     Software Specrum, Inc.         Page F1
July-December, 1995, Rebate and
Marketing Fund Addendum

                                  SCHDULE E

                           SALES REPORTING FORMATS

                              AMS REPORT FORMAT


=================================================================================================
FIELD  FIELD NAME                          COMMENTS                                OPTIONAL?
-------------------------------------------------------------------------------------------------
  1    Reseller Outlet ID
-------------------------------------------------------------------------------------------------
  2    Outlet Name
-------------------------------------------------------------------------------------------------
  3    Outlet Address 1
-------------------------------------------------------------------------------------------------
  4    Outlet Address 2
-------------------------------------------------------------------------------------------------
  5    Outlet Phone                                                                   Yes
-------------------------------------------------------------------------------------------------
  6    Outlet Fax                                                                     Yes
-------------------------------------------------------------------------------------------------
  7    Outlet City
-------------------------------------------------------------------------------------------------
  8    Outlet State
-------------------------------------------------------------------------------------------------
  9    Outlet Zip                                                                Yes, if end user
-------------------------------------------------------------------------------------------------
 10    Bill-to Customer ID                                                       Yes, if end user
-------------------------------------------------------------------------------------------------
 11    Bill-to Name                                                              Yes, if end user
-------------------------------------------------------------------------------------------------
 12    Bill-to State                                                             Yes, if end user
-------------------------------------------------------------------------------------------------
 13    Bill-to Zip                                                               Yes, if end user
-------------------------------------------------------------------------------------------------
 14    Ship-to Customer ID                                                       Yes, if end user
-------------------------------------------------------------------------------------------------
 15    Ship-to Name                                                              Yes, if end user
-------------------------------------------------------------------------------------------------
 16    Ship-to State                                                             Yes, if end user
-------------------------------------------------------------------------------------------------
 17    Ship-to Zip            If Null and end user, Outlet Zip will be used      Yes, if end user
-------------------------------------------------------------------------------------------------
 18    Invoice Number                                                            Yes, if end user
-------------------------------------------------------------------------------------------------
 19    Invoice Date                                                              Yes, if end user
-------------------------------------------------------------------------------------------------
 20    Vendor Part Number     One of Microsoft, Merisel, Ingram, Tech Data,
                              Handleman, NACSCORP, Microage, or Intelligent
                              Electronics
-------------------------------------------------------------------------------------------------
 21    Reseller Part Number
-------------------------------------------------------------------------------------------------
 22    Part Description
-------------------------------------------------------------------------------------------------
 23    Quantity Sold
-------------------------------------------------------------------------------------------------
 24    Agreement Number       Number assigned to Agreement sales have been
                              made under
-------------------------------------------------------------------------------------------------
 25    Agreement Type         "1" = MSM; "2" = Select; "3' = Express "4"
                              = Special Agreement; "5" = MOLP; "6" =
                              GSA; "7" = GSA Select; "8" = Desktop4
-------------------------------------------------------------------------------------------------
 26    Sales Type             "E" for End User, "A" for Academic, "G" for
                              Government, "C" for Corporate Account.
-------------------------------------------------------------------------------------------------




Microsoft 1995/1996 Channel Agreement     Software Specrum, Inc.         Page F2
July-December, 1995, Rebate and
Marketing Fund Addendum

                                  SCHEDULE G

                     MARKETING FUND REIMBURSEMENT POLICY
                    FOR MICROSOFT(R) WINDOWS(R) 95 UPGRADE


OVERVIEW

For the period beginning July 1, 1995 and ended December 31, 1995, CUSTOMER must comply with MS' Marketing Fund Reimbursement Policy for Microsoft(R) Windows(R) 95 Upgrade in order to receive Marketing Funds from MS.

RULES

1. Program Scope. This Program affects only CUSTOMER's eligibility for MS Marketing Funds, and CUSTOMER is always free to advertise and price all MS products however CUSTOMER chooses.

2. Marketing Funds and Price Advertising. In order for CUSTOMER to be eligible for Base Level Funds and Opportunity Funds, all advertisements of the Windows 95 Upgrade made by CUSTOMER or on CUSTOMER's behalf must state prices at or above the following net before tax price:


    Alternatively, CUSTOMER's advertisements may state no price whatsoever. The following specific requirement apply to advertisements in which CUSTOMER is offering other services or products together with the Windows 95 Upgrade:

        o CUSTOMER may advertise "free" end-user training or support in connection with the Windows 95 upgrade.

        o CUSTOMER may advertise a package of products offered for a single price including the Windows 95 Upgrade, but only if the net package
           price is at or above       .  Alternatively, CUSTOMER's
           advertisements may state no price whatsoever.

        o  MS reserves the right to change the       price upon notice to
           CUSTOMER.


3. Loss of Marketing Funds. If CUSTOMER fails to comply with the rules of this Program, then notwithstanding any other provisions of the Addendum to which this Schedule is attached, CUSTOMER will be ineligible to receive both Base Level Funds and Opportunity Funds for a period of six(6) months. Marketing Funds ineligibility shall begin with the entire month in which the failure to comply first occurred and shall continue for six(6) months which may include CUSTOMER's ineligibility for Base Level Funds and Opportunity Funds in a subsequent Rebate and Marketing Fund Period. MS' sole judgment is final in determining CUSTOMER compliance with this Program.


4. Products Covered. The "Windows 95 Upgrade" as covered by this Program means:

        Windows(R) 95 Upgrade (SKU: 050-042-950)
        Windows (R) 95 Upgrade on CE-ROM (SKU; 050-052-950)

5. Advertisements. The term "advertisement" means any printed broadcast, direct mail or transmitted advertisements for the Window 95 Upgrade, including without limitation, all newspaper, television, radio and internet or on-line advertisements.




Microsoft 1995/1996 Channel Agreement          Software Spectrum         Page G1
July-December, 1995, Rebate and
Marketing Fund Addendum

6.   December 31, 1995.

7. Questions and Inquiries. If CUSTOMER has questions about whether CUSTOMER's advertisements comply with this Program or if CUSTOMER has other inquiries, CUSTOMER must direct these questions and inquiries to the following MS contact:

                Arlene Yanow
                One Microsoft Way
                Redmond, WA  98052
                (206)882-8080

     The above contact is CUSTOMER's ONLY authorized source of information at MS about this Program, and CUSTOMER may not rely on any other source of information, including other MS employees. No MS employee, including the above contact, is authorized to communicate with CUSTOMER about any alleged infractions of any other reseller.



8. Program Modifications/Termination: MS reserves the right to modify or terminate this program at any time, in its sole discretion.





















Microsoft 1995/1996 Channel Agreement     Software Spectrum, Inc.        Page G2
July-December, 1995, Rebate and
Marketing Fund Addendum

                             AMENDMENT NO.1 TO THE
                   REBATE AND MARKETING FUND ADDENDUM TO THE
                     MICROSOFT 1995/1996 CHANNEL AGREEMENT

This Amendment No. 1 ("Amendment"), dated the first day of January, 1996, amends that certain Rebate and Marketing Fund Addendum to The Microsoft 1995/1996 Channel Agreement ("Addendum"), dated July 1, 1995, between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and SOFTWARE SPECTRUM, INC. ("CUSTOMER") having its principal place of business at 2140 Merritt Drive, Garland, TX 75041. The Addendum is hereby amended as follows:

2.       TERM AND TERMINATION

The first sentence of the section is replaced with the following:

"This Addendum shall be effective as of the date indicated above, and shall expire on June 30, 1996."

4.       REBATES

The section is replaced in its entirety with:

         "4.1    PACKAGED PRODUCT REBATE

CUSTOMER is eligible to receive up to a     *      ) Rebate on its Qualified
Sales, excluding Open License sales, made during the Rebate and Marketing Fund Period. The Rebate shall be paid provided CUSTOMER complies with the Rebate Program Guidelines outlined in Schedule B.

         4.2     OPEN LICENSE REBATE

CUSTOMER is eligible to receive up to a      *      Rebate on its Open License
sales made during the Rebate and Marketing Fund Period. The Rebate shall be paid provided CUSTOMER complies with the those portions of the Packaged Product Rebate Guidelines outlined in Schedule J.

         4.3     PROVISION FOR EARLY PAYMENT OF REBATES

Notwithstanding such Rebate Program Guidelines, MS may, at its sole discretion, pay all or any portion of the Rebate prior to the end of the Rebate and Marketing Fund Period. The Rebate so paid may be adjusted subsequently based upon compliance with the Rebate Program Guidelines."

5.       MARKETING FUNDS

The section is replaced in its entirety with:

         "5.1    OPPORTUNITY FUNDS

Periodically, MS at its discretion may allow CUSTOMER to participate in MS programs which provide the opportunity to earn Opportunity Marketing Funds. Customer's participation in such programs shall be governed by this Addendum. Grant of Opportunity Marketing Funds is subject to prior approval by MS.

          5.2    USE OF MARKETING FUNDS

Acquisition, use of, and proof of expenditures of Opportunity Marketing Funds shall be in accordance with this Addendum, and the terms of each Opportunity Fund Proposal approved by CUSTOMER'S MS Account Manager. Without limiting the foregoing, CUSTOMER shall abide by the Spending Period dates as outlined in the then-current Microsoft Marketing Fund Guidelines. Marketing Fund Claims exceeding the then-current balance in CUSTOMER'S Marketing Fund account at MS' Marketing Fund vendor, currently Pinpoint Marketing, Inc. ("PMI") or submitted in excess of the pre-approved dollar amount shall not be granted to CUSTOMER.




*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.




               Microsoft Confidential - Disclosure Prohibited

CUSTOMER must obtain MS approval from a MS representative prior to claiming Marketing Funds. CUSTOMER agrees to report to PMI any suspected error or discrepancy in the amount of Marketing Funds received by CUSTOMER within thirty
(30) days of receipt thereof. Failure to provide such notice within the specified period shall mean that CUSTOMER forfeits the opportunity to request a re-audit. MS reserves the right at any time to adjust CUSTOMER's Marketing Fund balance should MS discover that an error or discrepancy has occurred.

         5.3     MARKETING FUND AND REBATE AUDIT

During the term of this Addendum and for a period of two (2) years following its termination, MS may audit the applicable records and operations of CUSTOMER as is reasonable to verity CUSTOMER's compliance with the terms of this Addendum. Additionally, MS may audit specific Opportunity Marketing Fund claims submitted by CUSTOMER as outlined in CUSTOMER's then current Marketing Fund Guidelines. Any audit shall be conducted during CUSTOMER'S normal business hours in such a manner as not to unreasonably interfere with CUSTOMER's normal business activities. Audit expenses shall be paid by MS unless material discrepancies are disclosed by such audit, in which case audit expenses shall be paid by CUSTOMER. For purposes of this Section, "material discrepancies" shall mean ten thousand U.S. dollars (US $10,000) or more.

If the results of any audit show that CUSTOMER used Marketing Funds in any manner other than as authorized under this Addendum, MS shall be entitled to recover from CUSTOMER any and all Marketing Funds so used, in addition to any other remedies available to MS under law or equity plus injunctive relief and/or any other damages as may be permitted by law. Further, if any such audits shows that CUSTOMER has submitted incorrect sales reporting, and such reporting was the basis of any rebate payment, MS shall have the right to recover any and all rebate paid."

         5.4     MARKETING FUND REIMBURSEMENT POLICY

CUSTOMER agrees to abide by the Marketing Fund Reimbursement Guidelines, attached hereto as Schedule G, and as revised from time to time by MS."

6.       REPORTING REQUIREMENTS

The first sentence of the section is replaced with the following:

CUSTOMER shall submit reports to MS as outlined in CUSTOMER's Rebate Program Guidelines in accordance with the then current EDI Implementation Guide provided by MS.

SCHEDULE B

The Schedule is replaced in its entirety with the attached Schedule H.

SCHEDULE G

The Schedule is replaced in its entirety with the attached Schedule I.

IN WITNESS WHEREOF, the parties have signed this Amendment on the date indicated below. This Amendment is hereby made part of the Addendum. All terms and conditions of the Addendum not amended herein shall remain in full force and effect. This Amendment is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                   AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION ("MS"):               SOFTWARE SPECTRUM, INC.
                                            ("CUSTOMER"):

By  /s/ JOHAN LIEDGREN                      By  /s/ KEITH R. COOGAN
  ----------------------------                ---------------------------------

  Johan Liedgren                               Keith R. Coogan
------------------------------              -----------------------------------
Name (please print)                         Name (please print)

 Director, Channel Policies                   Vice President of Operations
------------------------------              -----------------------------------
Title                                       Title

   1/3/96                                      December 20, 1995
------------------------------              -----------------------------------
Date                                        Date




Amendment No. 1 to The Rebate and                                         Page 2
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

                                   SCHEDULE H

                               JANUARY-JUNE, 1996
                               REBATE GUIDELINES

PROGRAMS: Microsoft offers four rebate programs for the January - June, 1996 Rebate period. The total available Rebate is divided as follows:

---------------------------------------------------------------------------------------------------
                                                                            MAXIMUM PERCENTAGE
          REBATE INCENTIVE                                                        AVAILABLE
===================================================================================================
Compliance Program
---------------------------------------------------------------------------------------------------
Total Sales-out Program
---------------------------------------------------------------------------------------------------
Business Systems Program                                                             *
---------------------------------------------------------------------------------------------------
Office Sales-out Program
---------------------------------------------------------------------------------------------------
TOTAL
---------------------------------------------------------------------------------------------------

REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a Microsoft purchase credit forty-five (45) days after the end of each quarterly rebate period (i.e. May 15th for January - March, 1996 quarter). Rebates are calculated by multiplying the achieved rebate percentage by the total Qualified Sales for the rebate period. Revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Sales-out goal, but shall not be included in CUSTOMER's final total Qualified Sales for purposes of Rebate payment. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994 will be included in calculating CUSTOMER's achievement towards the sales-out goal and will also be eligible for a Grandfathered rebate. Rebate payment for such Select Enrollment Forms shall be in the form of a purchase credit forty-five (45) days after the end of each quarterly rebate period.

PURCHASES THROUGH DISTRIBUTION: CUSTOMER's full packaged product and MLP purchases through distribution will be subtracted from CUSTOMER's Qualified Sales for purposes of Rebate payment.

PRODUCT AVAILABILITY: If Microsoft is unable to ship a CURRENT VERSION of a product for any ten (10) consecutive business days, CUSTOMER's purchases through distribution of those SKUs will count toward CUSTOMER's Qualified Sales for purchases of Rebate payment.

All copies of eligible purchase orders placed through distribution along with a copy of the Microsoft Stock Out Report must be sent to Microsoft no later than fifteen (15) days following the quarter end. Please send purchase order copies and the Microsoft Stock Out Report to the following address:

                          MICROSOFT CORPORATION
                          ONE MICROSOFT WAY
                          BLDG. 22/4054
                          REDMOND, WA 98052
                          ATTN: KRISTIN WEEBER, MARKETING MANAGER

COMPLIANCE REBATE PAYMENT: The Microsoft Compliance Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Compliance Rebate criteria in a given month, CUSTOMER will be entitled to * of that month's total Qualified Sales. The rebate payment will be made forty-five (45) days after the end of each quarterly rebate period.

ANY ISSUES REGARDING REBATES SHOULD BE SENT IN WRITING TO KRISTIN WEEBER, MARKETING MANAGER, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute rebate payment.


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.




Amendment No. 1 to The Rebate and                                        Page H1
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

--------------------------------------------------------------------------------
                           COMPLIANCE REBATE PROGRAM
--------------------------------------------------------------------------------

PROGRAM OBJECTIVES: The objective of the Compliance Rebate Program is to provide incentive for CUSTOMER to comply with Microsoft contractual requirements for payments, Street Dates, reporting, and EDI ordering for Select 3.0.

NON-COMPLIANCE: During any given month, failure to comply with any or all of the current compliance criteria will result in the forfeiture of the entire compliance rebate for that month.

1.       MICROSOFT PAYMENT REQUIREMENTS

Microsoft requires its customers to pay its invoices within terms. In order to maintain compliance, 100% of the gross invoice value for non-Select and 85% of the gross invoice value for Select must be current as of Microsoft's fiscal month- end. Unapplied credits will be excluded from the calculation. Failure to comply with this section will also result in the loss of CUSTOMER's Select Compliance Rebate.

2.       MICROSOFT STREET DATE REQUIREMENTS

From time to time, Microsoft may announce a new product or new versions of an existing product for which Microsoft shall set a Street Date. In order to comply with the Street Date requirements, CUSTOMER shall not:

         o Ship or deliver the product to any end-user customer prior to the Street Date.
         o Accept any end user payment for the product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when product is delivered to the end user on or after the Street Date.
         o Advertise, merchandise, or promote the product to end user customers until it is officially announced by Microsoft. Usually, the product announcement is on the Street Date. If the product announcement is earlier than the Street Date, Microsoft will clearly communicate the announce date to the channel. If product is announced by Microsoft before the Street Date, the product can be advertised, merchandised and/or promoted immediately after such announcement, provided that all such promotions clearly state that the product is not yet available for purchase.
         o Allow it's distribution centers and/or warehouses to distribute, for a period of up to twelve months, a Street Date product to any individual sales office, retail store, or outlet which Microsoft in its sole discretion has determined to be in violation of the Street Date Requirements.

In the event CUSTOMER violates the Street Date for any special products specified in a Microsoft Street Date letter, CUSTOMER shall forfeit up to the entire Compliance Rebate for the six month Rebate period in which the violation occurred.

Should CUSTOMER fail to comply with the Street Date Requirements, Microsoft may also, for a period of up to twelve (12) months, withhold shipments to CUSTOMER of future product until the Street Date of such product.

Should CUSTOMER wish to report a Street Date violation, CUSTOMER may fax a copy of a dated sales receipt to STREET DATE VIOLATIONS AT MICROSOFT AT (206) 936-7329. Once a violation has been reported, Microsoft shall investigate the violation, and take remedial action as appropriate. Please note, in order to confirm a suspected violation, Microsoft must receive a dated sales receipt.

3.       MICROSOFT TRANSACTION REQUIREMENTS

Electronic Data Interchange format ("EDI") transactions are defined as 850/855 EDI transactions. CUSTOMER must place EDI transaction orders at a minimum of once per month per Enrollment Site if product is purchased during said month.

4.       MICROSOFT REPORTING REQUIREMENTS

ALL REPORTS OUTLINED BELOW MUST BE TIMELY, ACCURATE, AND COMPETE. FOR PURPOSES OF THIS AGREEMENT, "TIMELY" IS DEFINED AS MS RECEIPT OF REPORTING BY THE DUE DATE AND TIME INDICATED, "ACCURATE" IS DEFINED AS THE CORRECT POPULATION OF ALL REPORTING FIELDS, AND "COMPLETE" IS DEFINED AS THE POPULATION OF ALL REQUIRED REPORTING FIELDS.




Amendment No. 1 to The Rebate and                                        Page H2
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

Reporting is defined as a weekly report sent to Microsoft via Electronic Data Interchange format ("EDP") of weekly Sales, Inventory, and Internal Market Share. CUSTOMER must make the EDI reports available to MS' EDI mailbox each Monday by 12:00 noon (Pacific time). These reports shall cover the seven-day period ending the prior Sunday night. Please refer to the EDI Reporting Guidelines for details on reporting requirements.

REPORTING REQUIREMENTS

o Each unit of single license Full Package Product should be reported as one unit. This applies for both MS products and for competitive products.
o Any single Microsoft product that includes multiple licenses should be reported as one unit. MS will then convert the quantity of multiple license units sold to the number of licenses they represent. Examples of these products include MMLP 20 Pack, MMLP 100 Pack, and AE 10 Pack.
o All volume licensing agreements (such as MOLP, Variable Licenses, and Enterprise Licenses) should be reported as one unit for each license sold.
o Each competitive multiple license product should be reported as the number of licenses represented.

Accounts are required to report sell-through units and inventory units for each MS SKU, but are required only to report the total license count for competitive product sell-through for each category. All SKUs for these titles should be counted, including full packaged product, upgrades, license packs, education, and government SKUs. Please refer to the EDI Reporting Guidelines for details on reporting requirements.

MARKET SHARE REPORTING

The following table outlines the Market Share product categories for EDI reporting. The table also specifies the top competitive products that must be included in the aggregated market share reporting. All competitive products within a given category must be reported. The products listed below are just examples, not a comprehensive list.


----------------------------------------------------------------------------------------------------------------
      CATEGORY                               MICROSOFT PRODUCT                      COMPETITIVE PRODUCTS
================================================================================================================
Windows word processors                   Microsoft(R) Word for             WordPerfect(R) for Windows(R)
                                          Windows(R)                        Lotus(R) WordPro(R) for Windows(R)
----------------------------------------------------------------------------------------------------------------
Windows spreadsheets                      Microsoft(R) Excel for            1-2-3(R) for Windows(R)
                                          Windows(R)                        Quattro Pro(R) for Windows(R)
----------------------------------------------------------------------------------------------------------------
Windows bundles                           Microsoft(R) Office for           Lotus(R) Smartsuite
                                          Windows(R)                        WordPerfect(R)/Borland(R) Office
                                                                            Novell(R) Perfect Office
----------------------------------------------------------------------------------------------------------------
Windows Databases                         Microsoft Access(R) for           Paradox(TM) for Windows(R)
                                          Windows(R)                        dBase(R) for Windows(R)
                                          FoxPro(R) for Window(R)           Approach
                                                                            Superbase(R)
----------------------------------------------------------------------------------------------------------------
Mail Servers                              Microsoft(R) Mail                 Lotus(R) cc:Mail(TM)
                                                                            Lotus Notes(R)
                                                                            WordPerfect(R) Office
----------------------------------------------------------------------------------------------------------------
Network Operating                         Microsoft(R) Windows              Novell(R) Netware(R) 4.x, 3.x, 2.x
Systems                                   NT(TM) Server                     Novell(R) UnixWare
                                                                            OS/Lan Server
                                                                            Banyan(R)
                                                                            SCO(R) Unix
----------------------------------------------------------------------------------------------------------------

Example:   If CUSTOMER sold-through fifty (50) units of Lotus(R) 1-2-3(R) for
Windows(R) and a 20 user MMLP of Quattro Pro(R) for Windows(R) in one week, then CUSTOMER would report a total of seventy (70) licenses for sell-through of competitor's products in the Windows Spreadsheet category.


Amendment No. 1 to The Rebate and                                        Page H3
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

--------------------------------------------------------------------------------
                           SALES-OUT REBATE PROGRAMS
--------------------------------------------------------------------------------

PROGRAM OBJECTIVE: The objective of all Sales-out Rebate Programs is to increase the sales of Microsoft products. All license types (Select, Microsoft Open License, Full Package Product, MLPs) are included in measuring performance against this goal, however, the Rebate is paid on full packaged product and MOLP sales only.

REBATE GOALS: CUSTOMER has first quarter sales-out goals and total semester sales-out goals. CUSTOMER's performance for the first three months of the January - June, 1996, semester will be measured against the first quarter sales-out goals. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebates earned based on performance against the first quarter goals. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goals. Even if CUSTOMER does not meet 100% the first quarter goals, CUSTOMER can still achieve 100% of the semester goals provided that the semester goals are met at the end of the six-month period.

SALES-OUT DEFINITIONS/MEASUREMENT: MS Product Sales-out is defined as those MS net product units sold through CUSTOMER's outlet locations. CUSTOMER's full packaged product, Microsoft Open License, and upgrade sales-out units will be measured from the sales-out reported by CUSTOMER to MS. Licensing sales (Select, Microsoft Maintenance) are captured and generated by MS' financial systems and included in total sales-out used to measure product sales-out rebate performance.

Any Microsoft Select 2.x and 1.x and Microsoft Maintenance revenue credit is granted as MS recognizes the revenue. This occurs when MS has received the customer's license reporting. Following receipt of reporting, MS bills the customer/reseller and simultaneously recognizes the revenue.

PAYMENT: At the end of the semester, CUSTOMER will be paid sales-out rebates based on performance against the semester goals. If CUSTOMER achieves greater than sixty percent (60%) of each semester sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible sales-out rebate up to one hundred percent (100%). If CUSTOMER achieves less than sixty percent (60%) of any sales-out rebate goal, CUSTOMER will not receive any portion of that sales-out rebate.

Although MS pays the sales-out rebate ultimately based on performance against the semester sales-out goal, Microsoft also pays a sales-out rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the rebate after the first quarter to provide incentive for CUSTOMER to focus on sales-out throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the sales-out rebate.

Example:   If CUSTOMER has a quarterly total sales out goal of $1,000,000 and a semester total sales out goal $2,500,000 and CUSTOMER sells $800,000 over the first quarter period and $2,600,000 over the entire semester period, CUSTOMER will receive the following rebate payments:

================================================================================================================
   PERIOD             GOAL         SELL-THROUGH                    PAYMENT
                                     ACHIEVED
----------------------------------------------------------------------------------------------------------------
First Quarter                                      *    eligible rebate =    *     of January - March sales.
-------------------                            -----------------------------------------------------------------
                             *
Semester                                           *  eligible rebate =      *     of January - June sales less
                                                   first quarter payment. The maximum allowable total sales out rebate is * .
================================================================================================================


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.




Amendment No. 1 to The Rebate and                                        Page H4
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

--------------------------------------------------------------------------------
                         TOTAL SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible rebate percentage achievable for the
Total Sales-out Rebate Program is    *    of Qualified Sales for the January -
June, 1996 semester.

CUSTOMER's Total Sales-out Rebate Program goals are as follows:

         o       Quarter 1 Goal (January - March, 1996):    *
         o       Semester Goal (January - June, 1996):      *

--------------------------------------------------------------------------------
                        OFFICE SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible rebate percentage achievable for the
Office Sales-out Rebate Program is    *    of Qualified Sales for the January -
June, 1996 semester.

CUSTOMER's Office Sales-out Rebate Program goals are as follows:

         o       Quarter 1 Goal (January - March, 1996):    *
         o       Semester Goal (January - June, 1996):      *

--------------------------------------------------------------------------------
                   BUSINESS SYSTEMS SALES-OUT REBATE PROGRAM
--------------------------------------------------------------------------------

REBATE PERCENTAGES: The total possible rebate percentage achievable for the
Business Systems Sales-out Rebate Program is   *    of Qualified Sales for the
January - June, 1996 semester.

REBATE GOALS: CUSTOMER must sell a minimum number Microsoft(R) BackOffice client licenses in order to receive any portion of the Business Systems rebate. Provided that CUSTOMER sells the minimum number of BackOffice client licenses, CUSTOMER's achievement against the Business Systems goal will be based on CUSTOMER's performance against the Business Systems revenue goal. -

CUSTOMER's BackOffice client license unit goals are as follows:

         o       Quarter 1 Goal (January - March, 1996)     *
         o       Semester Goal (January - June, 1996)       *

CUSTOMER's Business Systems Sales-out Rebate Program goals are as follows:

         o       Quarter 1 Goal (January - March, 1996):    *
         o       Semester Goal (January - June, 1996):      *


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.




Amendment No. 1 to The Rebate and                                        Page H5
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

                                   SCHEDULE I

                      MARKETING FUND REIMBURSEMENT POLICY


OVERVIEW

As designated from time to time by MS, CUSTOMER must comply with MS' Marketing Fund Reimbursement Policy in order to receive Marketing Funds from MS.

RULES

1. Program Scope. This Program affects only CUSTOMER's eligibility for MS Marketing Funds, and CUSTOMER is always free to advertise and price all MS products however CUSTOMER chooses.

         Marketing Funds and Price Advertising. In order for CUSTOMER to be eligible for Marketing Funds, all advertisements of such product made by CUSTOMER or on CUSTOMER's behalf must state no less than the price designated by MS exclusive of sales tax.

         Alternatively, CUSTOMER's advertisements may state no price whatsoever. The following specific requirements apply to advertisements in which CUSTOMER is offering other services or products together with the product:

                 o CUSTOMER may advertise "free" end-user training or support in connection with the product.

                 o CUSTOMER may advertise a package of products offered for a single price including the product, but only if the net package price is at or above the price designated by MS. Alternatively, CUSTOMER's advertisements may state no price whatsoever.

                 o MS reserves the right to change the designated price upon notice to CUSTOMER.

3. Loss of Marketing Funds. If CUSTOMER fails to comply with the rules of this Program, then notwithstanding any other provisions of the Addendum to which this Schedule is attached, CUSTOMER will be ineligible to receive Opportunity Funds for a period of six (6) months. Marketing Funds ineligibility shall begin with the entire month in which the failure to comply first occurred and shall continue for six (6) months which may include CUSTOMER's ineligibility for Opportunity Funds in a subsequent Rebate and Marketing Fund Period. MS' sole judgment is final in determining CUSTOMER compliance with this Program.

4. Advertisements. The term "advertisement" means any printed, broadcast, direct mail or transmitted advertisements for the product, including without limitation, all newspaper, television, radio, and Internet or on-line advertisements.

5. Questions and Inquiries. If CUSTOMER has questions about whether CUSTOMER's advertisements comply with this Program or if CUSTOMER has other inquiries, CUSTOMER must direct these questions and inquires to the following MS contact:

                                  Arlene Yanow
                                  One Microsoft Way
                                  Redmond, WA 98052
                                  (206) 882-8080

         The above contact is CUSTOMER's only authorized source of information at MS about this Program, and CUSTOMER may not rely on any other source of information, including other MS employees. No MS employee, including the above contact, is authorized to communicate with CUSTOMER about any alleged infractions of any other reseller.

8. Program Modifications/Termination: MS reserves the right to modify or terminate this program at any time, in its sole discretion.




Amendment No. 1 to The Rebate and                                        Page I1
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement

                                   SCHEDULE J

                              JANUARY - JUNE, 1996
                                  OPEN LICENSE
                                REBATE PROGRAMS

PROGRAMS: Microsoft offers three Open License rebate programs for the January - June, 1996 Rebate period. The total available Rebate is divided as follows:

--------------------------------------------------------------------------
                                                    MAXIMUM PERCENTAGE
    REBATE INCENTIVE                                     AVAILABLE
==========================================================================
Compliance Program
--------------------------------------------------------------------------
Total Sales-out Program
--------------------------------------------------------------------------
Business Systems Program                                   *
--------------------------------------------------------------------------
Total
--------------------------------------------------------------------------

All guidelines, including actual Rebate goals, shall be as outlined for the Packaged Product Rebate.



*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.




Amendment No. 1 to The Rebate and                                        Page J1
Marketing Fund Addendum to The
Microsoft 1995/1996 Channel Agreement